Investment in Associated Companies	12 Months Ended
Dec. 31, 2021
Disclosure of associates [abstract]
Disclosure of associates [text block]
Note 8 – Investment in Associated Companies

A.	Condensed information regarding significant associated companies

1.	Condensed financial information with respect to the statement of financial position

			CPV	CPV	CPV	CPV	CPV	CPV
	ZIM		Fairview	Maryland	Shore	Towantic	Valley	Three Rivers
	As at December 31,
	2021	2020	2021	2021	2021	2021	2021	2021
	$ Thousands
Principal place of business	International		US	US	US	US	US	US
Proportion of ownership interest	26%	32%	25%	25%	37.5%	26%	50%	10%

Current assets	5,084,865	1,201,628	107,380	26,649	45,538	38,558	35,783	2,997
Non-current assets	4,756,973	1,622,613	986,321	669,668	1,039,153	952,997	705,501	949,385
Current liabilities	(2,756,595)	(1,151,510)	(136,136)	(37,067)	(7,904)	(124,247)	(85,176)	(20,921)
Non-current liabilities	(2,485,714)	(1,398,276)	(591,169)	(356,838)	(727,037)	(538,750)	(537,310)	(708,402)
Total net assets	4,599,529	274,455	366,396	302,412	349,750	328,558	118,798	223,059

Group's share of net assets	1,182,810	85,525	91,599	75,603	131,261	85,425	59,399	56,021
Adjustments:
Write back of assets and investment	-	43,505	-	-	-	-	-	-
Excess cost	171,402	168,118	81,678	(14,854)	(56,330)	26,799	(1,223)	8,379
Book value of investment	1,354,212	297,148	173,277	60,749	74,931	112,224	58,176	64,400

Investments in associated companies	1,354,212	297,148	173,277	60,749	74,931	112,224	58,176	64,400

As at December 31, 2021, the Group also has interests in a number of individually immaterial associates.

2.	Condensed financial information with respect to results of operations

									CPV
	ZIM			CPV Fairview	CPV Maryland	CPV Shore	CPV Towantic	CPV Valley	Three Rivers	Qoros*
	For the year ended December 31,
	2021	2020	2019	2021	2021	2021	2021	2021	2021	2020***	2019
	$ Thousands

Revenue	10,728,698	3,991,696	3,299,761	199,030	170,292	189,985	258,292	139,473	174	23,852	349,832

Income / loss**	4,640,305	517,961	(18,149)	9,666	5,420	16,247	18,520	(58,793)	(9,281)	(52,089)	(312,007)

Other comprehensive income **	(3,462)	5,854	(9,999)	11,192	10,983	7,779	11,140	3,710	19,361	(3)	(8)

Total comprehensive income	4,636,843	523,815	(28,148)	20,858	16,403	24,026	29,660	(55,083)	10,080	(52,092)	(312,015)

Kenon’s share of comprehensive income	1,258,913	167,621	(9,007)	5,214	4,101	9,017	7,711	(27,542)	1,008	(6,251)	(37,442)

Adjustments	1,116	1,394	1,432	(1,249)	2,354	3,644	50	681	-	3	386

Kenon’s share of comprehensive income presented in the books	1,260,029	169,015	(7,575)	3,965	6,455	12,661	7,761	(26,861)	1,008	(6,248)	(37,056)

*
The depreciation and amortization, interest income, interest expense and income tax expenses recorded by Qoros during 2020 were approximately $13 million, $1 million, $18 million and $nil thousand (2019: $172 million, $6 million, $49 million and $33 thousand) respectively.

**	Excludes portion attributable to non-controlling interest.

***
The 2020 equity accounted results reflect Kenon’s share of losses in Qoros until the completion date of the sale, i.e. April 29, 2020. Subsequent to that, Qoros was reclassified as to Long-term investment (Qoros). Refer to Note 9 for further details.

B.	Additional information

a.	ZIM

1.
The container shipping industry is characterized in recent years by volatility in freight rates, charter rates and bunker prices, accompanied by significant uncertainties in the global trade (including further implications from COVID-19, or the recent conflict between Russia and Ukraine). Current market conditions are impacted positively by increased freight rates and trade volumes.

In view of the aforementioned business environment and in order to constantly improve ZIM’s results of operations and liquidity position, ZIM continues to optimize its network by entering into new partnerships and cooperation agreements and by upgrading its customer’s offerings, whilst seeking operational excellence and cost efficiencies. In addition, ZIM continues to explore options which may contribute to strengthen its capital and operational structure.

2.	Financial position

As of December 31, 2021, ZIM’s total equity amounted to $4.6 billion (2020: $274 million) and its working capital amounted to $2.3 billion (2020: $50 million). During the year ended December 31, 2021, ZIM recorded operating profit of $5.8 billion (2020: $722 million; 2019: $153 million) and net profit of $4.6 billion (2020: $524 million; 2019: $(13) million).

		For the year ended
		December 31
		2021	2020
	Note	$ Thousands	$ Thousands
Gain on dilution from ZIM IPO	8.B.a.3	9,724	-
Loss on dilution from ZIM options exercised	8.B.a.4	(39,438)	-
Gain on sale of ZIM shares	8.B.a.5	29,510	-
Write back of impairment of investment	8.B.a.9	-	43,505
		(204)	43,505

3.	Initial public offering

In February 2021, ZIM completed its initial public offering (“IPO”) of 15,000,000 ordinary shares (including shares issued upon the exercise of the underwriters’ option), for gross consideration of $225 million (before deducting underwriting discounts and commissions or other offering expenses). ZIM’s ordinary shares began trading on the NYSE on January 28, 2021.

Prior to the IPO, ZIM obtained waivers from its notes holders, subject to the completion of ZIM’s IPO, by which certain requirements and limitations in respect of repurchase of debt, incurrences of debt, vessel financing, reporting requirements and dividend distributions, were relieved or removed.

As a result of the IPO, Kenon’s interest in ZIM was diluted from 32% to 28%. Following the IPO, Kenon recognized a gain on dilution of $10 million in its consolidated financial statements in 2021.

4.	Exercise of ZIM options

In August 2021, ZIM issued approximately 4 million shares as a result of options being exercised. As a result of the issuance, Kenon recognized a loss on dilution of approximately $27 million in its consolidated financial statements.

In December 2021, ZIM issued approximately 1.2 million shares as a result of options being exercised. As a result of the issuance, Kenon recognized a loss on dilution of approximately $13 million in its consolidated financial statements.

5.	Sales of ZIM shares

Between September and November 2021, Kenon sold approximately 1.2 million ZIM shares at an average price of $58 per share for a total consideration of approximately $67 million. As a result, Kenon recognized a gain on sale of approximately $30 million in its consolidated financial statements. As at December 31, 2021, as a result of the sales of ZIM shares and the issuance of new shares described in Note 8.B.a.4, Kenon’s interest in ZIM reduced from 28% to 26%.

6.	Notes repurchase

In June 2020, ZIM completed an early and full repayment of its Tranche A loans of amount $13 million. Following such repayment, certain financial covenants, such as “Total leverage ratio” and “Fixed charge cover ratio”, as well as restrictions related to assets previously securing such loans, were removed.

In September 2020, ZIM launched a tender offer to repurchase, at its own discretion, some of its notes of Tranches C and D (Series 1 and 2 Notes) up to an amount of $60 million (including related costs). In October 2020, ZIM completed the repurchase of Tranche C notes with an aggregated face value of $58 million for a total consideration (including related costs) of $47 million, resulting in a gain from repurchase of debt of $6 million.

In March 2021, ZIM made an early repayment of $85 million of its Series 1 notes (Tranche C). In June 2021, ZIM made an additional early repayment in respect of its Series 1 and Series 2 notes (Tranches C and D), of aggregate amount $349 million. This reflects a full settlement of the outstanding indebtedness related to such notes and resulted in the removal of related provisions and limitations.

7.	Dividends

In May 2021, ZIM’s board of directors approved a dividend of approximately $2 per share (an aggregate amount of approximately $237 million), to ZIM’s shareholders of record as of the close of trading on August 25, 2021, paid on September 15, 2021. Kenon’s share was $61 million (net of taxes).

In November 2021, ZIM’s board of directors approved an additional dividend of $2.50 per share (an aggregate amount of approximately $299 million), to ZIM’s shareholders of record as of the close of trading on December 16, 2021, paid on December 27, 2021. Kenon’s share was $73 million (net of taxes).

8.	Factoring facility

In 2019, ZIM entered into a revolving arrangement with a financial institution, subject to periodical renewals, for the recurring sale, meeting the criteria of “true sale”, of portion of receivables, designated by ZIM. According to this arrangement, an agreed portion of each designated receivable is sold to the financial institution in consideration of cash in the amount of the portion sold (limited to an aggregated amount of $100 million), net of the related fees. The collection of receivables previously sold, enables the recurring utilization of the above-mentioned limit. The true sale of the receivables under this arrangement meets the conditions for derecognition of financial assets as prescribed in IFRS 9.

As at December 31, 2021, no amounts with withdrawn under this facility (2020: $2 million). Further to this arrangement, ZIM is required to comply with a minimum balance of cash (as determined in the agreement) in the amount of $125 million, as well as with other requirements customarily applied in such arrangements. As at December 31, 2021, ZIM complies with its financial covenants. ZIM’s liquidity amounts to $3.6 billion.

Subsequent to year end, the agreement was renewed to expire in February 2023.

9.	Impairment assessment

For the purpose of IAS 28, Kenon did not identify any objective evidence that its net investment in ZIM was impaired as at 31 December 31, 2021.

Due to an improvement in ZIM’s financial performance in 2020, Kenon, independently from ZIM, appointed a third-party to perform a valuation of its 32% equity investment in ZIM in accordance with IAS 28 and IAS 36. For the year ended December 31, 2020, Kenon concluded that the carrying amount of the investment in ZIM is lower than the recoverable amount, and therefore, an impairment reversal was recognized. In 2016, Kenon recognized an impairment loss of $72 million in relation to its carrying value of ZIM. In 2017, Kenon recorded an impairment write-back of $28 million. Based on the valuation described above, in 2020, Kenon recorded a write back of impairment of $44 million in the consolidated statements of profit and loss, and after accounting for its share of profits in ZIM for the year, resulted in a carrying value in ZIM as at December 31, 2020 of $297 million.

For the purposes of Kenon’s impairment assessment of the Group’s investment, ZIM is considered one CGU, which consists of all of ZIM’s operating assets. The recoverable amount is based on the higher of the value-in-use and the fair value less cost of disposal (“FVLCOD”). The valuation is predominantly based on publicly available information and earnings of ZIM over the 12-month period to December 31, 2020. The valuation approach was based on the equity method, recognizing the cost of investment share of profits in ZIM, and subsequently to assess a maintainable level of earnings to form a view on the appropriate valuation range as at December 31, 2020.

The following data points and benchmarks were considered by the independent valuer:

1)	An implied EV/EBITDA range of 5.5x to 6.5x based on LTM EBITDA multiples of comparable companies as of latest publicly available financial information;

2)	An estimated sustainable EBITDA computed based on the average EBITDA of the last three years; and

3)	Costs of disposal of 2% of EV.

The independent valuer arrived at a range of equity valued between $430 million and $585 million after adjustments for Net Debt. The fair value measurement was categorized as a Level 3 fair value based on the inputs in the valuation technique used.

10.	Restrictions

The holders of ordinary shares of ZIM are entitled to receive dividends when declared and are entitled to one vote per share at meetings of ZIM. All shares rank equally with regard to the ZIM's residual assets, except as disclosed below.

In the framework of the process of privatizing ZIM, all the State of Israel’s holdings in ZIM (about 48.6%) were acquired by IC pursuant to an agreement from February 5, 2004. As part of the process, ZIM allotted to the State of Israel a Special State Share so that it could protect the vital interests of the State.

On July 14, 2014 the State of Israel and ZIM reached a settlement agreement (the “Settlement Agreement”) that was validated as a judgment by the Supreme Court. The Settlement Agreement provides, inter alia, the following arrangement shall apply: the State’s consent is required to any transfer of the shares in ZIM which confers on the holder a holding of 35% and more of the ZIM’s share capital. In addition, any transfer of shares which confers on the holders a holding exceeding 24% but not exceeding 35%, shall require prior notice to the State. To the extent the State determines that the transfer involves a potential damage to the State’s security or any of its vital interests or if the State did not receive the relevant information in order to formulate a decision regarding the transfer, the State shall be entitled to inform, within 30 days, that it objects to the transfer, and it will be required to reason its objection. In such an event, the transferor shall be entitled to approach a competent court on this matter.

Kenon’s ownership of ZIM’s shares is subject to the terms and conditions of the Special State Share, which limit Kenon’s ability to transfer its equity interest in us to third parties. The holder of ZIM’s Special State Share has granted a permit, or the Permit, to Kenon and Mr. Idan Ofer, individually and collectively referred to in this paragraph as a “Permitted Holder” of ZIM’s shares, pursuant to which the Permitted Holders may hold 24% or more of the means of control of ZIM (but no more than 35% of the means of control of ZIM), and only to the extent that this does not grant the Permitted Holders control in ZIM. The Permit further stipulates that it does not limit the Permitted Holder from distributing or transferring ZIM’s shares. However, the terms of the Permit provide that the transfer of the means of control of ZIM is limited in instances where the recipient is required to obtain the consent of the holder of ZIM’s Special State Share, or is required to notify the holder of ZIM’s Special State Share of its holding of ZIM’s ordinary shares pursuant to the terms of the Special State Share, unless such consent was obtained by the recipient or the State of Israel did not object to the notice provided by the recipient. In addition, the terms of the Permit provide that, if Idan Ofer’s holding interest in Kenon, directly or indirectly, falls below 36% or if Idan Ofer ceases to be the sole controlling shareholder of Kenon, then the shares held by Kenon will not grant Kenon any right in respect of its ordinary shares that would otherwise be granted to an ordinary shareholder holding more than 24% of ZIM’s ordinary shares (even if Kenon holds a greater percentage of ZIM’s ordinary shares), until or unless the State of Israel provides its consent, or does not object to, such decrease in holding interest or control in Kenon. “Control”, for the purposes of the Permit, shall bear the meaning ascribed to it in the Permit with respect to certain provisions. Additionally, the State of Israel may revoke Kenon’s permit if there is a material change in the facts upon which the State of Israel’s consent was based, or upon a breach of the provisions of the Special State Share by Kenon, Mr. Ofer, or ZIM. According to the Permit, the obligations of the Permitted Holder under the Permit will apply only for as long as the Permitted Holder holds more than 24% of ZIM’s shares.

b.	OPC’s associated companies

1.	CPV Three Rivers, LLC (“CPV Three Rivers”)

CPV Three Rivers is a project under construction in Illinois, United States. The commercial operation date is expected to be in Q2 2023, and the total construction cost (in respect of 100% of the project) is expected to be approximately $1,293 million.

In respect of an interest of 17.5% in the rights to the Three Rivers construction project (the “Construction Project”), a Sellers’ Loan in the amount of $95 million (the “Sellers’ Loan”) was provided to the CPV Group. The Seller’s Loan was granted for a period of up to two years from the Transaction Completion Date, bore interest at an annual rate of 4.5%, to be paid quarterly and was secured by a lien on shares of the holding company that owns the rights in the project under construction and rights pursuant to the management agreement of the project under construction.

On February 3, 2021, the transaction for sale of 7.5% of the rights in the Construction Project was completed for a consideration of approximately $41 million which was served for repayment as part of the Sellers’ Loan. No gain or loss was recognized on the sale. The remaining 10% equity interest continued to be subject to the Sellers’ Loan of approximately $55 million, which was repaid in October 2021.

Loans

As at December 31, 2021, CPV Three Rivers has outstanding debt of approximately $707 million. The final repayment date is June 30, 2028, and the rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The variable interest is set at LIBOR plus a spread ranging from 3.5% to 4% per year, and the fixed interest is at an annual rate of 4.75%. As a result of the loan, CPV Three Rivers is subject to certain covenants and distribution restrictions.

2.	CPV Fairview, LLC (“CPV Fairview”)

CPV Fairview is a power plant in Pennsylvania, United States using natural gas and combined cycle technology whose commercial operations started in 2019.

Loans

As at December 31, 2021, CPV Fairview has outstanding debt of approximately $662 million. The final repayment date is June 30, 2025, and the rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The variable interest is set at LIBOR plus a spread ranging from 2.5% to 2.75% per year, and the fixed interest is at an annual rate of 5.78%. As a result of the loan, CPV Fairview is subject to certain covenants and distribution restrictions.

3.	CPV Maryland, LLC (“CPV Maryland”)

CPV Maryland is a power plant in Maryland, United States using natural gas and combined cycle technology whose commercial operations started in 2017.

Loans

As at December 31, 2021, CPV Maryland has outstanding debt of approximately $371million. The final repayment dates of the loan and ancillary credit facilities are May 2028 and November 2027, respectively. The rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The loans are subject to interest rates of LIBOR plus 4% per term loan and LIBOR plus 2.75% for ancillary credit facilities. As a result of the loan, CPV Maryland is subject to certain covenants and distribution restrictions.

4.	CPV Shore Holdings, LLC (“CPV Shore”)

CPV Shore is a power plant in New Jersey, United States using natural gas and combined cycle technology whose commercial operations started in 2016.

Loans

As at December 31, 2021, CPV Shore has outstanding debt of approximately $504 million. The final repayment date of the loans and ancillary credit facilities are December 27, 2025 and December 27, 2023, respectively. The rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The loans are subject to interest rates of LIBOR plus 3.75% per term loan and LIBOR plus 3% for ancillary credit facilities. As a result of the loan, CPV Shore is subject to certain covenants and distribution restrictions.

5.	CPV Towantic, LLC (“CPV Towantic”)

CPV Towantic is a power plant in Connecticut, United States using natural gas/dual-fuel and combined cycle technology whose commercial operations started in 2018.

Loans

As at December 31, 2021, CPV Towantic has outstanding debt of approximately $598 million. The final repayment date is June 30, 2025, and the rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The debt is subject to interest of LIBOR plus a spread ranging from 2.75% to 3.25%. As a result of the loan, CPV Towantic is subject to certain covenants and distribution restrictions.

6.	CPV Valley Holdings, LLC (“CPV Valley”)

CPV Valley is a power plant in New York, United States using natural gas/dual-fuel and combined cycle technology whose commercial operations started in 2018.

Loans

As at December 31, 2021, CPV Valley has outstanding debt of approximately $578 million. The final repayment date of the loan is June 30, 2023. The rate and scope of the repayment of the loan principal varies until the final repayment, in accordance with a combination of amortization and cash sweep repayment mechanisms. The loan is subject to interest rate of LIBOR plus spread ranging from 3.5% to 3.75%. As a result of the loan, CPV Valley is subject to certain covenants and distribution restrictions.

In April 2021 some expedients were received for the ancillary credit facilities in exchange for a commitment to provide equity in the cumulative amount of $10 million from the investors in the project (a commitment of $5 million was provided in April 2021 by CPV Valley and the other investor. The withdrawals are provided as shareholder loans bearing annual interest at a rate of 5%). The expedients pertain to a waiver of the annual repayment obligation of the working capital loans and release of $5 million in restricted working capital due to a regulatory permit.